Exhibit 10.12

SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE

This SUBSCRIPTION AGREEMENT (the “Agreement”) is entered into this 30th day of April 2010, by and between Firebird Ventures, LLC, a Delaware limited liability company, with a principal business address at 247 West 30th Street, Floor 11, New York, New York 10001 (the “Company”), and the undersigned subscribing investor (the “Subscriber”).

RECITALS

The Company wishes to sell to Subscriber and Subscriber wishes to purchase, upon the terms and subject to the conditions set forth herein, Class A Units (the “Units”) representing membership interests in the Company, as described in detail in the Company’s Operating Agreement (as hereinafter defined).

NOW THEREFORE, in consideration of the terms and conditions set forth below, the parties hereto agree as follows:

1.           Purchase of Units.  Subscriber hereby subscribes to purchase the number of Units as indicated on the Subscriber’s signature page attached hereto at the purchase price for the Units (the “Purchase Price”) set forth thereon.  The Purchase Price shall be due and payable on the date hereof.  The failure of the Subscriber to pay the entire Purchase Price as and when due shall result in the forfeiture of the Units as described in the Operating Agreement.  Payment of the Purchase Price for the Units must be paid by check or wire transfer to the Company in accordance with the instructions on the Payment Instructions page attached hereto.  The Subscriber agrees to purchase the Units on the date hereof upon acceptance by the Company.  Upon the purchase, the Subscriber will receive the number of Units purchased and the Subscriber’s Operating Agreement Signature Page, enclosed herewith, shall become part of the Operating Agreement.  Subject to the review by the Company of the Investor Questionnaire attached hereto (the “Questionnaire”) and final acceptance of the Purchase Price, the Company shall issue and deliver to the Subscriber the Units.  The Subscriber’s purchase of Units is subject to the Company’s Operating Agreement of even date herewith (“Operating Agreement”).  The Subscriber acknowledges that the Units are uncertificated.

2.           Representations of Subscriber.  The offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Act”), by virtue of Section 3(b) of the Act and the provisions of Regulation D promulgated thereunder. In furtherance thereof and as a material inducement to the Company to enter into this Agreement and to close the transactions contemplated hereby, the Subscriber hereby represents and warrants to the Company as follows (the Subscriber must initial each of the spaces provided):

(a)           Accredited Investor.  Subscriber qualifies as an “accredited investor” (as defined under Regulation D as promulgated and amended by the Securities and Exchange Commission pursuant to the Act) on the basis of the representations made by Subscriber in the Investor Questionnaire, which representations shall be deemed incorporated herein by this reference.

(b)           Financial and Business Experience.  Subscriber is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and risks of an investment in the Units and has the capacity to protect its, his or her own interests in connection with the purchase of the Units, either alone or in conjunction with its, his or her professional advisors, who are unaffiliated with and who are not compensated, directly or indirectly, by the Company or any affiliate of the Company.  All information which Subscriber has provided to the Company concerning itself and its financial position is correct and complete.  Subscriber can bear the economic risk of his investment in the Company (including the possible loss of the entire investment).

(c)           Access to Information.  The Subscriber has received the Operating Agreement which describes certain material information concerning the Company. Subscriber hereby acknowledges that the Company has made available to Subscriber prior to any purchase of the Units all information reasonably necessary to enable the Subscriber to evaluate the risks and merits of an investment in the Company.  Subscriber is aware of the highly speculative nature of any investment in the Company, and the significant risks involved therein.

(d)           Purchase for Own Account.  The Units which are being acquired for Subscriber’s own account (or a trust account if the Subscriber is a trustee) for investment only and not with a view to sale or resale, distribution, or fractionalization of the Units under applicable federal or state securities laws (collectively, the “Securities Laws”). Subscriber was not organized for the specific purpose of acquiring the Units. Subscriber will not resell or offer to resell the Units, or any portion thereof, except in accordance with the terms hereof and of the Operating Agreement and in compliance with all applicable Securities Laws.  Furthermore, prior to any resale of the Units, or any portion thereof, by Subscriber, Subscriber shall provide the Company with an opinion of counsel to Subscriber, in a form acceptable to counsel to the Company in its sole discretion, that any such proposed sale is in compliance with the Act, or an exemption therefrom.

(e)           Restricted Securities.  Subscriber understands that the Units have not been registered pursuant to the provisions of the Securities Laws and that the purchase of the Units is taking place in a transaction not involving any public offering. Subscriber understands that he has no rights whatsoever to request, and that the Company is under no obligation whatsoever to register, the Units under any or all of the Securities Laws.

(f)           Operating Agreement.  Subscriber has carefully read and reviewed the Operating Agreement.  The Subscriber has asked all questions regarding these documents to the Company’s representatives, Stephen G. Sullivan, Sr. and Jarret Prussin.

(g)           Accuracy of Disclosures.  All of the information supplied by Subscriber to Company in connection with the purchase of the Units, and the representations of Subscriber contained in this Agreement, are true and complete, and do not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, and shall not omit to any material fact required to be stated in order to make the statements made not false or misleading.

(h)           Investor Questionnaire.  The Company may only accept subscriptions from persons who meet certain suitability standards.  In furnishing the information set forth in the Questionnaire, Subscriber hereby acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that Subscriber qualifies as a purchaser under Regulation D promulgated thereunder. The statements and information set forth on the Investor Questionnaire are true, correct and complete in all respects.

(i)           Validity, Binding Effect.  Subscriber has the full power and authority to execute and deliver this Agreement and to perform in all material respects its obligations under this Agreement.  Subscriber has taken all action required by law to authorize the execution and delivery of this Agreement and all transactions contemplated hereunder.  This Agreement is a valid and binding agreement of Subscriber enforceable in accordance with its terms.  The execution and delivery of this Agreement and the performance of all transactions contemplated hereunder do not conflict with or constitute a default under any instruments governing Subscriber, any law, regulation or order, or any agreement to which Subscriber is a party or to which Subscriber is bound.

(j)           Certain Information. Subscriber has been furnished certain information and any documents which have been made available upon request, and has carefully read and understands the information contained in such documents.

3.           Subscriber Acknowledgements.  Subscriber acknowledges that he has been advised of the following with respect to the Company:

(a)          Organization.  A copy of the Operating Agreement has been provided to Subscriber and a copy of the Company’s Certificate of Formation is available upon request.

(b)           General Risk Factors.  Subscriber understands that the various risks ordinarily attendant upon investments in entities generally makes an investment in the Company subject to a particularly high degree of risk.  SUBSCRIBER HAS BEEN CAUTIONED THAT AN INVESTMENT IN THE UNITS IS HIGHLY SPECULATIVE AND INVOLVES SIGNIFICANT RISKS INCLUDING THE RISK OF LOSS OF THE ENTIRE INVESTMENT AND, THAT IT IS NOT POSSIBLE TO FORESEE AND DESCRIBE ALL OF THE BUSINESS, ECONOMIC AND FINANCIAL RISK FACTORS WHICH MAY AFFECT THE COMPANY.

4.           Indemnification.  The Subscriber acknowledges that it understands the meaning and legal consequences of the representations, warranties, and agreements contained herein, that the Company is relying on the accuracy of the representations, warranties, and agreements by the Subscriber as contained herein, and that it would not be permitted to purchase any Units if any representation or warranty were known to be false.  Accordingly, the undersigned hereby agrees to indemnify and hold harmless the Company and its Members from and against any and all loss, damage, liability, cost, or expense due to or arising out of a breach of any representation, warranty, or agreement of the undersigned contained in this Subscription Agreement.

5.           Subscriber’s Access to Information.  The Company will answer all inquiries from Subscriber (and Subscriber’s investment advisors and purchaser representatives) concerning the Company and any other matters relating to the proposed operations of the Company and the offering and sale of Units.  The Company will afford Subscriber the opportunity to obtain any additional information (to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense) necessary or advisable to verify the accuracy of any information set forth in this Agreement, or relating to this investment.

6.           Miscellaneous.

(a)           Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if delivered personally or deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested. If notice is to be given to Subscriber, such notice shall be sent to Subscriber’s address given at the last page of this Agreement. If notice is to be given to the Company, such notice shall be sent to:

Firebird Ventures, LLC
247 West 30th Street, Floor 11
New York, New York 10001
Attention: Mr. Jarret Prussin

Each party, by similar written notice given five days in advance to the other parties in the aforesaid manner, may change the address to which notice may be sent.

(b)           Modification. This Agreement shall not be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(c)           Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

(d)           Survival of Representations Warranties Covenants, and Agreements.  The representations, warranties, covenants, and agreements of the parties hereto contained herein shall survive the completion of the sale of the Units.

(e)           Company’s Right of Rejection.  The Company shall, in its sole discretion, have the right to accept or reject this subscription, in whole or in part, for any reason or for no reason.  In the event that this subscription is for any reason rejected, Subscriber shall have no obligations hereunder and shall have no claims against the Company by reason of such rejection.

(f)           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

(g)           Entire Agreement.  This Agreement contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as referred to herein.

(h)           Assignability.  This Agreement is not transferable or assignable by Subscriber. Any purported transfer or assignment by the undersigned in violation of the terms hereof shall be null and void.

(i)           Applicable Law.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without regard to any conflict of law provisions contained therein, and venue for any suit or proceeding arising hereunder shall be a court of competent jurisdiction located in the State of New York.

(j)           No Waiver.  Failure of either party to exercise any right or remedy under this Agreement, or any other agreement between the parties, or otherwise, or delay by either party in exercising same, will not operate as a waiver thereof. No waiver by any party will be effective unless and until it is in writing and signed by such party.

(k)           Severability.  In the event that any provisions of this Agreement are invalid or unenforceable under any applicable statute, regulation or rule of law, then such provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed modified to conform with such statute, regulation or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this ___ day of April, 2010.

COMPANY:		SUBSCRIBER:

FIREBIRD VENTURES, LLC		/s/ Boris Rubizhevsky
a Delaware limited liability company		Signature

By:	/s/ Jarret Prussin	EcoReady Corporation
	Name: Jarret Prussin	Name (print or type)
Title: President

Number of Units subscribed for:

[ ]400

Total Purchase Price:

$1,000,000

The Unit is to be registered in the Unit Register as follows:

Name (Individual or Entity):

EcoReady Corporation

Social Security Number or Tax ID Number:

Residence Address:

Mailing Address:

Same as above

Email Address

Facsimile Number

Subscription Acceptance of
FIREBIRD VENTURES, LLC

The foregoing subscription is accepted this ___ day of April 2010, by Firebird Ventures, LLC, with respect to 400 Units.

FIREBIRD VENTURES, LLC
a Delaware limited liability company

By:	/s/ Jarret Prussin
Name: Jarret Prussin

PAYMENT INSTRUCTIONS

Payment can be made by one of the following methods:

1.           Check:
Check should be made out to “Firebird Ventures, LLC” and mailed with all of the investor documents (Subscription Agreement, Investor Questionnaire, and Operating Agreement Signature Page) back to the following address:

Firebird Ventures, LLC
247 West 30th Street, Floor 11
New York, New York 10001
Attention: Jarret Prussin

OR

2.           Wire Transfer:
Wire should be made to the account of Firebird Ventures, LLC at Bank of America using the following:

ABA Routing No.:	021000322
Account Number:	483020807198
Account Name:	Firebird Ventures, LLC

EcoReady Corporation
Name of Subscriber

INVESTOR
QUESTIONNAIRE1

PART I.  Regulation D Matters.

(a)         If the Subscriber is a natural person (i.e., an individual), please indicate with an "X" the manner in which such person qualifies as an "accredited investor" pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”):

(1)           a natural person whose individual net worth2 (or joint net worth with such person’s spouse) exceeds $1,000,000; or

(2)           a natural person who had an individual income3  in excess of $200,000 in each of the two most recent years and who reasonably expects to have an individual income in excess of $200,000 in the current year or who had joint income4  in excess of $300,000 in each of the two most recent years and who reasonably expects to have joint income in excess of $300,000 in the current year; or

(3)           a manager or executive officer of the issuer of the Units being offered or sold;

1           For purposes hereof, the “Company” means Firebird Ventures, LLC, a Delaware limited liability company.

2           For purposes of  this item, “net worth” means the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgage debt.

3           For purposes of this item, “individual income” means adjusted gross income as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986 (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.

4           For purposes of this item, “joint income” means adjusted gross income as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Code, (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.

(b)         If the Subscriber is a natural person (i.e., an individual), please answer questions 1-3 of this subparagraph (b):

(1)           Occupation of subscriber:

_________________________________________________

(2)           Name of employer:

_________________________________________________

(3)           Business address, if different from mailing address in Subscription Agreement, of subscriber:

_________________________________________________
_________________________________________________
_________________________________________________

(c)         If the Subscriber is not a natural person (i.e., a corporation, partnership, a limited liability company, trust or other entity), please indicate with an “X” the manner in which such entity qualifies as an "accredited investor" pursuant to Regulation D promulgated under the Act:

(1)           a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity;

(2)           a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

(3)           an insurance company as defined in Section 2(13) of the Act;

(4)           an investment company registered under the Investment Company Act of 1940, as amended;

(5)           a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended;

(6)           a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

(7)          a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(8)          an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if either:

(A)	the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser.

(B)	the employee benefit plan has total assets in excess of $5,000,000, or

(C)	such a plan is a self-directed plan with investment decisions made solely by persons that are “accredited investors;”

(9)          a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

(10)        one of the following entities which was not formed for the specific purpose of making an investment in the Company and which has total assets in excess of $5,000,000:
(A)	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

(B)	a corporation, limited liability company or partnership; or

(C)	a Massachusetts or similar business trust;

(11)        a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase of the Units offered is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

(12)        an entity in which all of the equity owners are “accredited investors.”

(d)        If the Subscriber is not a natural person (i.e., a corporation, partnership, limited liability company, trust or other entity), please mark either (1) or (2) of this subparagraph (d) with an “X”:

(1)          the subscriber was not organized or reorganized for the purpose of acquiring Units; or

(2)        if the subscriber was organized or reorganized for the purpose of acquiring  Units, the number of subscribers, partners, members or other owners, direct or indirect, of the subscriber is ___________ and all such subscribers, partners or other investors are “accredited investors.”5  If one of Newcorp's shareholders is an entity which was organized or reorganized for the purpose of investing in Newcorp, the rule set forth above would be applied again until an individual or an entity which was not so formed is reached.

(e)        If the subscriber is an accredited investor for the reason described in (c)(8)(C) above, a separate Investor Questionnaire must be submitted for each person making investment decisions for the Subscriber.

If the subscriber is an accredited investor for the reason described in (c)(12) above, a separate Investor Questionnaire must be submitted for each stockholder, partner, member or other owner of the Subscriber.

If the subscriber is described in (d)(2) above, a separate Investor Questionnaire must be submitted for each direct or indirect stockholder, partner, member or other owner of the Subscriber.

Part II.  Investment Company Act Matters.

(a)        The Subscriber is not

(i)         an investment company registered or required to be registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”); or

(ii)        a business development company, as defined in Section 2(a)(48) of the Investment Company Act.

             True                                _______  False

(b)        The Subscriber would be defined as an investment company under Section 3(a) of the Investment Company Act, but for the exception provided from that definition by Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

             True                                _______  False

5           For this calculation, if an entity was organized or reorganized for the purpose of investing in the Subscriber, each of such entity's investors must be treated as an indirect investor in the Subscriber.

In addition, if one of the entity's investors is another entity (the “Higher-Tier Entity”) which was organized or reorganized for the purpose of participating in the Company investment, each of the Higher-Tier Entity's investors must be treated as an indirect investor in the Subscriber and hence included in the blank above.  This rule must be applied again until an individual or entity which was not so formed is reached.

For example, assume that (a) the Subscriber is a partnership which was organized or reorganized for the purpose of investing in the Company, (b) the undersigned partnership has three partners, one of whom is a long-standing corporation, one of whom is an individual, and one of whom is a corporation (“Newcorp) formed for the purpose of investing in the undersigned partnership, and (c) Newcorp has three stockholders.  In this case the answer called for in (d)(2) above would be 5.

(c)         If the answer to (b) above is true, the Subscriber’s commitment to the Company is both (i) less than forty percent (40%) of the Subscriber's committed capital and (ii) less than ten percent (10%) of the Company's committed capital committed by all of its Subscribers.

             True                                _______  False

If the answer to (c) above is false, the number of security holders (other than holders of short-term paper), direct or indirect, of the Subscriber is _____________.

If at any time during the term of the Company any statement in (c) above shall no longer be true, the Subscriber shall promptly notify the Company.

(d)        The Subscriber was not organized or reorganized (as interpreted under the Investment Company Act) for the purpose of acquiring the Units.

             True                                _______  False

Part III.  Miscellaneous Matters.

No part of the Funds used by the Subscriber to acquire the Shares constitutes assets of any “employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or other "benefit plan investor" (as defined in U.S. Department of Labor Reg. §2510.3-101 et seq, as amended) or assets allocated to any insurance company separate account or general account in which any such employee benefit plan or benefit plan investor (or related trust) has any interest.

             True                                _______  False

           The Subscriber represents that he is:

☒	A citizen or resident under the jurisdiction of the United States.
☒	Not a citizen or resident under the jurisdiction of the United States.

A citizen or resident under the jurisdiction of the United States means: (i) any United States citizen or a resident of the United States of America (as defined for the purposes of the federal income tax laws of the United States); (ii) any corporation, partnership, trust or other legal entity organized or created under the laws of any United States jurisdiction; or (iii) any organization or entity controlled, directly or indirectly, by a person or persons described in (i) or (ii) or of which such person or persons described in (i) or (ii) are known to be the owners, directly or indirectly, of a majority of the beneficial interests therein.

The Subscriber hereby represents and warrants that all of the answers, statements and information set forth in Parts I, II and III of this Investor Questionnaire are true and correct on the date hereof and will be true and correct as of the date; if any, the Subscription Agreement to which this Investor Questionnaire is attached is accepted by the Company.  The Subscriber hereby agrees to provide such additional information as requested by the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire as of this ___ day of April, 2010.

/s/ Boris Rubizhevsky
Signature of the Subscriber

EcoReady Corproation
Name (Typed or Printed)